UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2004

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                         Other Events and Regulation FD Disclosure.

On April 12, 2004, Russ Berrie and Company, Inc. issued a press release with respect to the declaration of a special dividend of $7 per share, earnings guidance for 2004, the appointment of a new CEO and the termination of its exploration of various strategic alternatives as previously announced in its press release of November 5, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.                                                         Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.	Not applicable
(b)	Pro Forma Financial Information.	Not applicable
(c)	Exhibits.	The following exhibit is furnished as part of this report:

99.1	Press Release of Russ Berrie and Company, Inc., dated April 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2004	RUSS BERRIE AND COMPANY, INC.

	By:	/s/ John D. Wille
John D. Wille
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Russ Berrie and Company, Inc., dated April 12, 2004.